EXHIBIT 99.4

WaMu Capital Corp.
WMALT O5-9
15 Year Conforming Alt A; Investor Loans
201 records
Balance: 22,639,537

Selection Criteria: 15 Year Conforming Alt A; Investor Loans
Table of Contents
  Disclaimer
  Summary
  Gross Interest Rate
  Mortgage Interest Rates
  Original Balance
  Current Balance
  Original LTV
  Property Type
  State
  Original Term
  WAMU Doctype
  Original FICO
  Loan Purpose
  Occupancy Type
  Interest Only
  Prepay Penalty

1. Disclaimer

The information contained herein has not been independently verified by WaMu Capital Corp. The information contained herein is preliminary and subject to change, and supersedes information contained in any prior collateral term sheet for this transaction.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission's website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 212-702 6910, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

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2. Summary

Total Number of Loans: 201
Total Balance: 22,639,536.79
Avg Balance: 112,634.51
Weighted Average Note Rate: 5.776
Non-Zero Weighted Average Original LTV: 62.23
Weighted Average Age: 1.725
% Calif: 23.79
% Prepay Penalties: 9.27
% Interest Only: 0.00
% Investor: 100.00
Non-Zero Weighted Average FICO: 743
Stated Original WAM: 179
Stated Current WAM: 177.17

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3. Gross Interest Rate

Gross Interest Rate	Net Pass Through	Count	Balance
4.625	4.375	2	228,648.03
4.750	4.500	1	100,000.00
5.000	4.750	8	693,507.48
5.125	4.875	4	332,332.81
5.250	5.000	8	822,854.33
5.375	5.125	16	2,349,762.24
5.500	5.250	20	2,390,820.77
5.625	5.375	8	966,681.40
5.750	5.500	32	3,663,410.75
5.875	5.625	38	4,855,925.11
6.000	5.750	17	1,808,279.02
6.125	5.875	15	1,077,104.77
6.250	6.000	22	2,438,678.70
6.375	6.125	2	173,148.50
6.500	6.250	2	91,600.00
6.750	6.500	2	220,300.18
6.875	6.625	1	111,043.81
7.250	7.000	1	217,258.75
7.375	7.125	2	89,690.46
Total:	5.526	201	22,631,047.11

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4. Mortgage Interest Rates

Mortgage Interest Rates	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
4.501 - 4.750	3	328,648.03	1.45	4.663	180	2	178	766	80	109,549.34
4.751 - 5.000	8	693,507.48	3.06	5.000	180	2	178	742	70	86,688.44
5.001 - 5.250	12	1,155,187.14	5.10	5.214	180	2	178	745	62	96,265.60
5.251 - 5.500	36	4,740,583.01	20.95	5.438	179	2	178	756	66	131,682.86
5.501 - 5.750	40	4,630,092.15	20.46	5.724	180	1	179	754	61	115,752.30
5.751 - 6.000	55	6,664,204.13	29.45	5.909	180	2	178	735	60	121,167.35
6.001 - 6.250	37	3,515,783.47	15.54	6.212	174	2	172	738	58	95,021.17
6.251 - 6.500	4	264,748.50	1.17	6.418	180	1	179	715	56	66,187.13
6.501 - 6.750	2	220,300.18	0.97	6.750	180	5	175	694	77	110,150.09
6.751 - 7.000	1	111,043.81	0.49	6.875	180	2	178	742	59	111,043.81
7.001 - 7.250	1	217,258.75	0.96	7.250	180	5	175	657	75	217,258.75
7.251 - 7.500	2	89,690.46	0.40	7.375	180	5	175	680	87	44,845.23
Total:	201	22,631,047.11	100.00	5.776	179	2	177	743	62	112,592.27

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5. Original Balance

Original Balance	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
0.01 - 50,000.00	21	790,725.00	3.48	5.838	180	726	66	37,653.57
50,000.01 - 100,000.00	102	7,642,629.00	33.67	5.754	177	752	66	74,927.74
100,000.01 - 150,000.00	35	4,381,455.00	19.29	5.856	180	733	62	125,184.43
150,000.01 - 200,000.00	17	3,007,500.00	13.26	5.646	180	742	62	176,911.76
200,000.01 - 250,000.00	16	3,686,000.00	16.21	5.914	180	736	52	230,375.00
250,000.01 - 300,000.00	4	1,129,000.00	4.97	5.682	180	722	63	282,250.00
300,000.01 - 350,000.00	4	1,287,750.00	5.67	5.563	180	769	65	321,937.50
350,000.01 - 400,000.00	1	368,714.12	1.63	5.875	180	746	63	368,714.12
400,000.01 - 450,000.00	1	410,000.00	1.81	5.750	180	775	65	410,000.00
Total:	201	22,703,773.12	100.00	5.776	179	743	62	112,954.10

Min: 16,450.00
Max: 410,000.00
Avg: 112,954.10
Total: 22,703,773.12

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6. Current Balance

Current Balance	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
0.01 - 50,000.00	21	786,849.86	3.48	5.838	180	1	179	726	66	37,469.04
50,000.01 - 100,000.00	102	7,620,417.26	33.67	5.754	177	2	175	752	66	74,709.97
100,000.01 - 150,000.00	35	4,366,248.13	19.29	5.856	180	2	178	733	62	124,749.95
150,000.01 - 200,000.00	17	3,001,749.52	13.26	5.646	180	1	179	742	62	176,573.50
200,000.01 - 250,000.00	16	3,668,967.76	16.21	5.914	180	2	178	736	52	229,310.49
250,000.01 - 300,000.00	4	1,125,003.89	4.97	5.682	180	1	179	722	63	281,250.97
300,000.01 - 350,000.00	4	1,283,096.57	5.67	5.563	180	2	178	769	65	320,774.14
350,000.01 - 400,000.00	1	368,714.12	1.63	5.875	180	2	178	746	63	368,714.12
400,000.01 - 450,000.00	1	410,000.00	1.81	5.750	180	1	179	775	65	410,000.00
Total:	201	22,631,047.11	100.00	5.776	179	2	177	743	62	112,592.27

Min: 16,450.00
Max: 410,000.00
Avg: 112,954.10
Total: 22,703,773.12

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7. Original LTV

Original LTV	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
<= 60.00	65	7,952,646.72	35.14	5.837	179	2	177	748	41	122,348.41
60.01 - 70.00	47	5,961,228.57	26.34	5.773	178	2	176	733	66	126,834.65
70.01 - 75.00	20	2,096,386.33	9.26	5.904	180	2	178	737	74	104,819.32
75.01 - 80.00	67	6,460,505.09	28.55	5.648	179	2	178	749	80	96,425.45
85.01 - 90.00	2	160,280.40	0.71	6.324	180	3	177	727	90	80,140.20
Total:	201	22,631,047.11	100.00	5.776	179	2	177	743	62	112,592.27

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8. Property Type

Property Type	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Condominium	28	2,533,417.54	11.19	5.805	180	2	178	738	60	90,479.20
PUD	1	217,258.75	0.96	7.250	180	5	175	657	75	217,258.75
Single Family Residence	127	12,561,289.30	55.50	5.727	180	2	178	750	65	98,907.79
Three/Four Family	11	2,024,369.50	8.95	5.834	180	2	178	741	56	184,033.59
Two Family	34	5,294,712.02	23.40	5.795	176	2	174	733	58	155,726.82
Total:	201	22,631,047.11	100.00	5.776	179	2	177	743	62	112,592.27

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9. State

State	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
CA	29	5,383,176.65	23.79	5.801	180	2	178	746	43	185,626.78
GA	17	1,203,846.69	5.32	5.579	159	1	158	744	65	70,814.51
TX	15	1,316,344.84	5.82	6.023	180	2	178	741	75	87,756.32
SD	12	1,053,299.90	4.65	5.644	180	1	179	797	64	87,774.99
TN	11	775,866.86	3.43	5.336	180	2	178	749	74	70,533.35
FL	9	1,238,841.71	5.47	5.991	180	2	178	710	68	137,649.08
MO	9	861,591.77	3.81	5.846	180	2	178	722	72	95,732.42
IL	8	763,532.30	3.37	5.739	180	1	179	742	56	95,441.54
WA	8	887,144.27	3.92	6.049	180	3	177	734	73	110,893.03
VA	7	489,535.67	2.16	5.907	180	2	178	741	71	69,933.67
Other	76	8,657,866.45	38.26	5.735	180	2	178	743	68	113,919.30
Total:	201	22,631,047.11	100.00	5.776	179	2	177	743	62	112,592.27

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10. Original Term

Original Term	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
120	8	418,311.93	1.85	6.033	120	1	119	767	59	52,288.99
180	193	22,212,735.18	98.15	5.771	180	2	178	743	62	115,091.89
Total:	201	22,631,047.11	100.00	5.776	179	2	177	743	62	112,592.27

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11. WAMU Doctype

WAMU Doctype	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Full/Alt/Streamline	141	13,625,953.00	60.21	5.734	178	2	176	748	64	96,637.96
No Doc/NINA	14	1,283,063.60	5.67	5.581	180	1	179	742	57	91,647.40
No Ratio/NORA	3	706,079.12	3.12	5.743	180	1	179	769	58	235,359.71
Red/Low/Expr/Stated	43	7,015,951.39	31.00	5.895	180	2	178	732	60	163,161.66
Total:	201	22,631,047.11	100.00	5.776	179	2	177	743	62	112,592.27

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12. Original FICO

Original FICO	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
620 - 639	3	338,591.89	1.50	6.061	180	3	177	628	53	112,863.96
640 - 659	5	618,758.15	2.73	6.359	180	3	177	652	70	123,751.63
660 - 679	13	1,317,514.69	5.82	5.980	177	2	176	671	57	101,347.28
680 - 699	19	2,219,752.89	9.81	5.856	180	2	178	691	63	116,829.10
700 - 719	26	2,836,828.19	12.54	5.737	180	2	178	712	74	109,108.78
720 - 739	15	1,930,365.79	8.53	5.733	180	2	178	731	56	128,691.05
740 - 759	26	3,215,979.27	14.21	5.846	180	1	179	748	58	123,691.51
760 - 779	37	4,284,120.28	18.93	5.668	180	2	178	772	63	115,787.03
780 - 799	49	5,014,626.37	22.16	5.697	176	2	174	788	62	102,339.31
800 - 820	8	854,509.59	3.78	5.678	180	1	179	807	54	106,813.70
Total:	201	22,631,047.11	100.00	5.776	179	2	177	743	62	112,592.27

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13. Loan Purpose

Loan Purpose	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Purchase	69	7,623,290.75	33.69	5.729	180	2	178	750	72	110,482.47
Refi - Cash Out	71	9,629,954.64	42.55	5.808	180	2	178	736	56	135,633.16
Refi - Rate Term	61	5,377,801.72	23.76	5.784	176	2	174	746	59	88,160.68
Total:	201	22,631,047.11	100.00	5.776	179	2	177	743	62	112,592.27

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14. Occupancy Type

Occupancy Type	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Investment	201	22,631,047.11	100.00	5.776	179	2	177	743	62	112,592.27
Total:	201	22,631,047.11	100.00	5.776	179	2	177	743	62	112,592.27

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15. Interest Only

Interest Only	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
0	201	22,631,047.11	100.00	5.776	179	2	177	743	62	112,592.27
Total:	201	22,631,047.11	100.00	5.776	179	2	177	743	62	112,592.27

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16. Prepay Penalty

Prepay Penalty	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
0	189	20,537,669.16	90.75	5.769	179	2	177	744	63	108,664.92
36	12	2,093,377.95	9.25	5.838	180	2	178	735	57	174,448.16
Total:	201	22,631,047.11	100.00	5.776	179	2	177	743	62	112,592.27

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R:\SEA_WCC\shared\_PSTBKU\Brent Harlow\October Position\October Position 9-21-05.cas
Sep 22, 2005 11:24